                                                                   EXHIBIT 10.21

                                  UNIT PURCHASE
                                    AGREEMENT

                           DATED AS OF _________, 2002

                                  BY AND AMONG

                           AUTHENTIDATE HOLDING CORP.

                                     AND THE

                       PURCHASERS SET FORTH ON SCHEDULE A

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
ARTICLE I
CERTAIN DEFINITIONS .................................................................  - 1 -

ARTICLE II
SALE OF UNITS .......................................................................  - 3 -
2.1     Sale of Units ...............................................................  - 3 -
2.2     Purchase Price ..............................................................  - 3 -
2.3     Issuance of Warrants ........................................................  - 3 -
2.4     Closing .....................................................................  - 3 -

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY ......................................................................  - 4 -
3.1     Organization ................................................................  - 4 -
3.2     Capitalization ..............................................................  - 4 -
3.3     Use of Proceeds .............................................................  - 4 -
3.4     Authorization of Transaction ................................................  - 5 -
3.5     Valid Issuance ..............................................................  - 5 -
3.6     Noncontravention ............................................................  - 5 -
3.7     Offering ....................................................................  - 5 -

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASERS ........................................  - 6 -
4.1     Organization. ...............................................................  - 6 -
4.2     Authorization of Transaction ................................................  - 6 -
4.3     Noncontravention ............................................................  - 6 -
4.4     Brokers and Finders. ........................................................  - 6 -
4.5     Investment Intent; Accredited Investor ......................................  - 6 -

ARTICLE V
CONDITIONS TO OBLIGATION TO CLOSE ...................................................  - 8 -
5.1     Conditions to Purchasers' Obligation ........................................  - 8 -
5.2     Conditions to the Company's Obligation ......................................  - 9 -

ARTICLE VI
COVENANTS OF THE COMPANY AFTER CLOSING ..............................................  - 9 -
6.1     Reservation of Shares .......................................................  - 9 -

ARTICLE VII
TERMINATION .........................................................................  - 9 -

                                TABLE OF CONTENTS

7.1     Termination .................................................................  - 9 -
7.2     Effect of Termination ....................................................... - 10 -

ARTICLE VIII
REGISTRATION RIGHTS ................................................................. - 10 -
8.1     Registration Rights ......................................................... - 10 -

ARTICLE IX
MISCELLANEOUS ....................................................................... - 10 -
9.1     Survival .................................................................... - 10 -
9.2     Press Releases .............................................................. - 10 -
9.3     Expenses .................................................................... - 10 -
9.4     Entire Agreement ............................................................ - 10 -
9.5     Parties in Interest ......................................................... - 11 -
9.6     Amendment, Cancellation and Waiver .......................................... - 11 -
9.7     Severability ................................................................ - 11 -
9.8     Notices. .................................................................... - 11 -
9.9     Captions. ................................................................... - 12 -
9.10    Counterparts ................................................................ - 12 -
9.11    Assignment .................................................................. - 12 -
9.12    Governing Law ............................................................... - 12 -
9.13    Separate Counsel ............................................................ - 12 -

Schedule A - List of Purchasers

List of Exhibits:

Exhibit "A"  -- Form of Warrant
Exhibit "B"  -- Form of Opinion
Exhibit "C"  -- Form of Registration Rights Agreement

                             UNIT PURCHASE AGREEMENT

         THIS UNIT PURCHASE AGREEMENT (the "Agreement"), dated effective the _th day of _____, 2002, is made by and among AUTHENTIDATE HOLDING CORP., a Delaware corporation (the "Company") and the purchasers set forth on Schedule A annexed hereto (the "Purchasers").

                                   WITNESSETH:

         WHEREAS, the Company is a Delaware corporation engaged in the manufacture and distribution of document imaging systems, computer systems and related peripheral equipment, components, and accessories, network and internet services and Internet-based authentication services; and

         WHEREAS, subject to the terms and conditions of this Agreement, the Purchasers have agreed to Purchase, and the Company has agreed to sell, a minimum of $ 500,000 of Units (as defined below) on a "best efforts, all or none basis" and a maximum of $4,800,000 of Units on a "best efforts" basis.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                               CERTAIN DEFINITIONS

         For purposes of this Agreement, except as otherwise expressly provided, the terms defined in this Article I have the meanings assigned to them in this
Article I and include the plural as well as the singular unless the context otherwise requires.

         AFFILIATE -- With respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such other Person. For purposes of this definition, "control" (including with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

         AGREEMENT -- This Stock Purchase Agreement and all exhibits and schedules hereto as the same may from time to time be amended or supplemented by one or more instruments executed by the parties hereto.

         CLOSING DATE -- The date and time of Closing(s) as defined in Section 2.4.

         COMPANY-- Authentidate Holding Corp., a Delaware corporation, and, where the context requires, its successors and assigns.

         FINAL CLOSING DATE -- The date and time of Closing of the Maximum Offering (as defined herein), as set forth in Section 2.4.

         MAXIMUM OFFERING -- The offering by the Company of 1,584,158 Units (as defined below) on a "best efforts" basis.

         MINIMUM OFFERING -- The offering by the Company of 165,017 Units on a "best efforts, all or none" basis.

         PERSON -- Any individual, corporation, company, limited liability company, partnership (limited or general), joint venture, association, trust or other entity.

         PURCHASE PRICE -- means the purchase price of one Unit (defined below) equal to $3.03.

         SHARES -- means one share of Common Stock of the Company, par value $.001 per share.

         UNIT -- means the investment securities purchased hereunder, consisting of one Share and 0.20 Warrants.

         UNIT OFFERING -- means the offering by the Company to the Purchasers of the Units.

         WARRANTS -- The warrants to purchase shares of the Common Stock of the Company issuable pursuant to Section 2.3 of this Agreement.

         WARRANT SHARES -- Shares of Common Stock of the Company issuable upon the exercise of the Warrants in accordance with the terms thereof.

                                   ARTICLE II
                                  SALE OF UNITS

         2.1 SALE OF UNITS. The Company has authorized the issuance of a minimum of $500,000 and a maximum of $4,800,000 of Units of investment securities, each Unit consisting of one Share and 0.20 Warrants. The Units are being offered on a "best efforts, all or none" basis as to the Minimum Offering of 165,017 Units and on a "best efforts" basis as to an additional 1,419,142 Units.

         2.2 PURCHASE PRICE. Subject to the terms and conditions set forth herein, upon the execution hereof, the Company agrees to sell, issue and deliver to the Purchasers up to an aggregate amount of $4,800,000 of Units at the Purchase Price of $3.03 per Unit, and the Purchasers, severally and not jointly, agree to purchase the number of Units as set forth in Schedule A, opposite each Purchaser's name.

         2.3 ISSUANCE OF WARRANTS. The Company has authorized the issuance of such number of Warrants as shall equal 0.20 times the number of Units purchased hereunder. The Warrants shall be exercisable for a period of five years, commencing on the date of issuance. The Warrants shall be exercisable at an exercise price of 107.5% of the Purchase Price. The Warrants shall be in the form of Exhibit A.

         2.4 CLOSING. (a) An initial Closing shall be held at the offices of Goldstein & DiGioia, LLP, 369 Lexington Ave., New York, NY 10017, or at such other place as shall be agreeable to the parties. Such initial Closing shall be held at 1:30 p.m., Eastern Time, on July 19, 2002 or such other time or date as be agreeable to the parties (the "Closing Date"). Additional Closings may be held as necessary at such times and dates and at such locations as may be agreeable to the parties. Upon the sale of the Maximum Offering a Final Closing shall be held at such time and date and at such location as may be agreeable to the parties (the "Final Closing Date").

         (b) At the Closing the following actions shall be taken:

                  (i) The Purchasers, severally and not jointly, shall deliver the total Purchase Price set forth opposite such Purchaser's name on Schedule A to the Company in immediately available United States funds. The Purchase Price shall be delivered to an escrow account established for the benefit of the Company. Instructions for delivery of the Purchase Price to the escrow account may be obtained from the Company.

                  (ii) The Purchasers shall have received the opinion of Goldstein & DiGioia, LLP, counsel for the Company, in the form of Exhibit B attached hereto.

                  (iii) The Company shall deliver to the Purchasers the certificate or certificates representing the Shares.

                  (iv) The Company shall deliver to the Purchasers the certificate or certificates representing the Warrants.

                  (v) The Company shall deliver to the Purchasers a certificate from an executive officer of the Company stating that all representations and warranties in this Agreement are true and correct in all material respects.

                  (vi) The Company and the Purchasers shall have delivered, or make delivery, to one another of all documents referred to in Article VI of this Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

         As a material inducement to the Purchasers' execution, delivery and performance of this Agreement, the Company hereby represents and warrants to the Purchasers that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

         3.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware with full corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted and to own or lease all of its properties and assets and is duly licensed or qualified to do business and is in good standing in each state or jurisdiction where the ownership or leasing of its properties or assets or the conduct of its business requires such licensing or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company taken as a whole.

         3.2 CAPITALIZATION. The authorized capital stock of the Company consists only of 40,000,000 shares of Common Stock, of which 5,000,000 shares of Common Stock are reserved for issuance under the Company's employee stock option plan, and 5,000,000 shares of Preferred Stock. On June 26, 2002, there were issued and outstanding 19,314,685 shares of Common Stock and 32,100 shares of Preferred Stock, as follows: 100 Shares of Series A Preferred Stock; 28,000 Shares of Series B Preferred Stock and 4,000 Shares of Series C Preferred Stock. In addition, there are outstanding as of June 26, 2002, 4,823,599 shares underlying options granted pursuant to the Company's Employee Stock Option Plans; 160,000 shares underlying options granted pursuant to the Company's 1996 Non-Executive Directors Stock Option Plan; and 2,785,818 shares underlying common stock purchase warrants previously granted by the Company.

         3.3 USE OF PROCEEDS. The Company shall use the Proceeds received from the sale of the Shares and Warrants to the Purchasers for general corporate purposes.

         3.4 AUTHORIZATION OF TRANSACTION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization execution and delivery of this

Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance, sale and delivery of the Shares and the Warrants being sold hereunder and the common stock issuable upon conversion or exercise thereof has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         3.5 VALID ISSUANCE OF COMMON STOCK. The Shares, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable law. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms hereof and the Warrants, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable law.

         3.6 NONCONTRAVENTION. To the actual knowledge of the Company without investigation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject under United States law or any provision of the charter or bylaws of the Company, except where the violation would not have a material adverse effect on the financial condition of the Company taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the actual knowledge of the Company without investigation, the Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any governmental agency of the United States in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of the Company taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

         3.7 OFFERING. Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Shares and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act.

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         As a material inducement to the Company's execution, delivery and performance of this Agreement, each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

         4.1 ORGANIZATION. Each of the Purchasers is duly organized, validly existing and in good standing under the laws of their respective states of formation with requisite power and authority to carry on its business as now conducted.

         4.2 AUTHORIZATION OF TRANSACTION. Each of the Purchasers has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action in respect thereof on the part of the Purchasers and no other proceedings on the part of the Purchasers are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Purchasers and, assuming this Agreement constitutes a valid and binding agreement of the Company, constitutes a valid and binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

         4.3 NONCONTRAVENTION. To the knowledge of each Purchaser, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which each Purchaser is subject or any provision of its charter or bylaws. To the knowledge of each Purchaser, it need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         4.4 BROKERS AND FINDERS. Neither any Purchaser nor any of their officers, directors, employees or agents has employed any broker, finder or financial advisor or incurred any liability for any broker's or finder's fees or commissions in connection with the transactions contemplated hereby.

         4.5 INVESTMENT INTENT; ACCREDITED INVESTOR.

         (a) The Shares, the Warrants and the Warrant Shares are being acquired by the Purchaser for investment for Purchaser's own account, and not as a nominee or agent or with a view to the resale or distribution of any part thereof. Purchaser has no present intention of selling, granting any participation in, or otherwise distributing, the Shares, Warrants and Warrant Shares and Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to the Shares, Warrants and Warrant Shares. The Purchaser has not construed the contents of this Agreement or any additional agreement with respect to the proposed investment in the Units or any prior or subsequent communications from the Company, or any of its officers, employees or representatives, as investment, tax or legal advice or as information necessarily applicable to such Purchaser's particular financial situation. The Purchaser has consulted its own financial advisor, tax advisor, legal counsel and accountant, as necessary or desirable, as to matters concerning its investment in the Units.

         (b) Each of the Purchasers, severally and not jointly, represents and warrants that it is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

         (c) Each Purchaser has received, read carefully and are familiar with this Agreement. Respecting the Company, its business, plans and financial condition, the terms of the Unit Offering and any other matters relating to the Unit Offering; each Purchaser has received all materials which it requested; the Company has answered all inquiries that each Purchaser or its representatives have made; each Purchaser has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith; and each Purchaser has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

         (d) Each Purchaser, or its representative, has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect its interests in connection with this transaction, and each Purchaser's investment in the Company hereunder is not material when compared to such Purchaser's total financial capacity.

         (e) Each Purchaser understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, but not limited to, the risks of losing such Purchaser's entire investment.

         (f) Each Purchaser acknowledges that no market for the Shares, Warrants and Warrant Shares presently exists and none may develop in the future and that it may find it impossible to liquidate its investment at a time when it may be desirable to do so, or at any other time.

         (g) Each Purchaser has been advised by the Company that the Shares, Warrants and Warrant Shares have not been registered under the Securities Act, that such securities will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by each Purchaser in this Agreement. Each Purchaser acknowledges that it have been informed by the Company of, or are otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, each Purchaser agrees that no sale, assignment or transfer of the Shares, Warrants or Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the such securities is registered under the Securities Act, or (ii) the securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the securities, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act. Each Purchaser acknowledges that the Shares, Warrants and Warrant Shares shall be subject to a stop transfer order and the certificate or certificates evidencing any Shares, Warrants and Warrant Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION REASONABLY ACCEPTABLE TO THE COMPANY OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT."

                                    ARTICLE V
                        CONDITIONS TO OBLIGATION TO CLOSE

         5.1 CONDITIONS TO OBLIGATION OF THE PURCHASERS. The obligation of each Purchaser to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (a) the representations and warranties set forth in Article III above shall be true and correct in all material respects;

                  (b) all actions to be taken by the Company in connection with consummation of the transactions contemplated hereby and the following certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Purchasers:

                           (i) the Shares;

                           (ii) the Warrant  (in the form of Exhibit A); and

                           (i) a legal opinion of Goldstein & DiGioia, LLP, counsel to the Company, on the laws of the United States of America, dated as of the Closing Date; and

                  (c) the Company shall have performed all obligations under this Agreement which are to be performed prior to or on the Closing Date.

         The Purchasers may waive any condition specified in this Section 5.1 if it executes a writing so stating at or prior to the Closing and shall be deemed to have so waived all conditions if it elects to proceed with the Closing.

         5.2 CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

                  (a) the representations and warranties set forth in Article IV above shall be true and correct in all material respects;

                  (b) all actions to be taken by the Purchasers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Company; and

                  (c) The Purchasers shall have performed all obligations under this Agreement which are to be performed prior to the Closing Date.

         The Company may waive any condition specified in this Section 5.2 if they execute a writing so stating at or prior to the Closing and shall be deemed to have so waived all conditions if it elects to proceed with the Closing.

                                   ARTICLE VI
                     COVENANTS OF THE COMPANY AFTER CLOSING

         6.1 RESERVATION OF SHARES. The Company shall at all times have authorized and reserved, for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Shares underlying the then outstanding Warrants.

                                   ARTICLE VII
                                   TERMINATION

         7.1 TERMINATION. The Parties may terminate this Agreement:

                  (a) by mutual written consent at any time;

                  (b) unilaterally, upon the material breach of this Agreement by the other party; and

                  (c) automatically, if the transaction contemplated herein are not consummated by August 31, 2002.

         7.2 EFFECT OF TERMINATION. Upon any such termination of this Agreement pursuant to Section 7.1, the parties hereto shall (except for any liability arising before or in relation to such termination) be released and discharged from their respective obligations under this Agreement.

                                  ARTICLE VIII
                               REGISTRATION RIGHTS

         8.1 On or before October 15, 2002, the Company shall register for resale under the Securities Act of 1933 all of the shares of the Company's Common Stock issuable hereunder and all of the shares of Common Stock issuable as Warrant Shares. The Company will use its best efforts to cause the registration statement to be declared effective on or before November 1, 2002 and to cause such registration statement to remain effective until the first anniversary of its effective date. Subject to the provisions of the Registration Rights Agreement, in the event the Company does not file the registration statement contemplated herein (the "Registration Statement") on or prior to October 15, 2002, is unable to cause the Registration Statement to be declared effective on or prior to November 1, 2002, or if the effectiveness of the Registration Statement is subsequently suspended within a period of one year from the effective date, than the Company shall pay to the Purchasers, as liquidated damages, an aggregate amount equal to 2% of the Purchase Price per month that such event is in occurrence. The rights and obligations of the Company and Purchasers with respect to such registration shall be governed by the Registration Rights Agreement entered into between the Company and Purchasers, the form of which is attached as Exhibit C to this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 SURVIVAL. The representations and warranties set forth in Articles III and IV hereof shall survive the Closing. No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Agreement.

         9.2 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. Purchaser shall not issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Company; provided, however, that Purchaser may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case Purchaser will use its best efforts to advise the Company prior to making the disclosure).

         9.3 EXPENSES. Except as otherwise specified in this Agreement, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

         9.4 ENTIRE AGREEMENT. This Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, both written or oral, with respect to its subject matter.

         9.5 PARTIES IN INTEREST. The Agreement shall be binding upon and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any other Person any rights, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement.

         9.6 AMENDMENT, CANCELLATION AND WAIVER. This Agreement and the Exhibits hereto may be amended modified, superseded or cancelled, and any of the terms hereof or thereof may be waived, only by a written instrument executed by the Company and Purchaser hereto or thereto, as the case may be, or, in the case of a waiver, by the party or parties waiving compliance. The failure of any party at any time or times to require performance of any provision hereof or of any Exhibit thereto shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement or in any Exhibit hereto, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement or of the Exhibits hereto.

         9.7 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         9.8 NOTICES. All notices or other communications hereunder shall be in writing and shall be in the English language and shall be deemed given if delivered personally or by overnight courier, or telecopy or on the third (3rd) business day after mailing if mailed by prepaid registered or certified mail (return receipt requested), addressed as follows:

         (a) If to Company, to:       Authentidate Holding Corp.
                                      2165 Technology Drive
                                      Schenectady, New York  12308
                                      Attention: President
                                      Facsimile: (518) 346-3644

                 Copies to:           Goldstein & DiGioia, LLP
                                      369 Lexington Avenue

                                      New York, New York 10017
                                      Attention: Victor J. DiGioia
                                      Facsimile: (212) 557-0295

         (b) If to the Purchasers:    to the address appearing next to its name
                                      on Schedule A.

         9.9 CAPTIONS. The table of contents and captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         9.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.

         9.11 ASSIGNMENT. No party hereto may assign any of its rights or obligations hereunder to any other Person, without prior written consent of the other parties.

         9.12 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York. The parties submit to the jurisdiction of the State of New York and its courts and waives any affirmative defenses based on lack of jurisdiction.

         9.13 SEPARATE COUNSEL. The Purchasers acknowledge that the Company has been represented in this transaction by Goldstein & DiGioia, LLP, and that none of the purchasers has been represented in this transaction by the attorneys for the Company, and each Purchaser has been advised that it is important for him to seek separate legal advice and representation in this matter.

      Remainder of page intentionally left blank. Signature page follows.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the date first written above.

                                   AUTHENTIDATE HOLDING CORP.

                                   By:
                                      ------------------------------------------
                                          Name: John T. Botti
                                          Title:   President

                                   PURCHASERS:


                                   By:
                                      ------------------------------------------
                                          Name:
                                          Title:



                                   By:
                                      ------------------------------------------
                                          Name:
                                          Title:



                                   By:
                                      ------------------------------------------
                                          Name:
                                          Title:


                 [SIGNATURE PAGE TO SERIES A PURCHASE AGREEMENT]